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                                                                    Exhibit 99.4





August 28, 2002

The Board of Directors
The MIIX Group, Inc.
Two Princess Road
Lawrenceville, NJ  08648

Ladies and Gentlemen:

Pursuant to a business and reorganization plan (the "Business Plan") submitted by The MIIX Group, Inc. ("The MIIX Group") to The New Jersey Department of Banking and Insurance ("The New Jersey DBI") and approved by The New Jersey DBI, MIIX Advantage Holdings, Inc., a New Jersey corporation ("Holdings") has been organized. Holdings has organized MIIX Advantage Insurance Company of New Jersey, a New Jersey corporation ("MAIC") and wholly-owned subsidiary of Holdings (MAIC and Holdings together herein, "Advantage"). MAIC was granted a Certificate of Authority to provide insurance coverage in New Jersey. In addition, as also contemplated by the Business Plan, MIIX Insurance Company will cease underwriting business as of August 31, 2002, and has initiated a voluntary, solvent run-off of its existing liabilities.

In connection with the organization of Advantage, the Business Plan contemplates the sale or license of certain assets of The MIIX Group, and the provision by The MIIX Group of certain services, to Advantage (collectively, the "Transactions"). Specifically, The MIIX Group will (i) license to Advantage the name, "MIIX", and related marks and other intellectual property rights (the "Intellectual Property Licensing Agreement"), (ii) sell to Advantage MIIX Insurance Company's existing New Jersey physician insured insurance policy list (the "Non-Competition and Renewal Rights Agreement") and MIIX Insurance Company agrees not to renew such policies, and (iii) provide to Advantage certain management and related services (the "Management Services Agreement") (the Intellectual Property Licensing Agreement and the Non-Competition and Renewal Rights Agreement together with the Management Services Agreement, the "Specified Agreements"). The Specified Agreements provide for certain payments to be made to The MIIX Group and/or its affiliates as consideration for its/their sale or license of assets and for the provision of services to Advantage (collectively, the "Consideration"). The terms and conditions of the Specified Agreements are more fully set forth in the attached Specified Agreements (See Exhibits "A", "B" and "C", respectively).

In connection with the Transactions, you have requested the opinion of Fox-Pitt, Kelton Inc. ("Fox-Pitt, Kelton"), as investment bankers, as to whether the Consideration to be received under the Specified Agreements is fair, from a financial point of view, to The MIIX Group.
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The MIIX Group, Inc.
Board of Directors                                                        Page 2
August 28, 2002


In connection with Fox-Pitt, Kelton's role as financial advisor to The MIIX Group, and in arriving at the opinion set forth below, Fox-Pitt, Kelton has, among other things:

a) reviewed and analyzed the terms and conditions of the forms of the Intellectual Property Licensing Agreement, the Non-Competition and Renewal Rights Agreement, and the Management Services Agreement, as set forth in Exhibits A, B and C;

b) reviewed the financial terms of certain renewal rights, management services, and brand licensing transactions comparable, in whole or in part, to the Transactions;

c) reviewed the proposal submitted to The MIIX Group by The NCRIC Group, Inc. and the proposal submitted to The MIIX Group by The MLMIC Group;

d) analyzed certain financial statements, including the financial projections of MAIC, and other financial and operating data prepared by the management of, and furnished to Fox-Pitt, Kelton by, The MIIX Group;

e) discussed the past, present and future operations, financial condition and prospects of The MIIX Group with the management of The MIIX Group and its other advisors;

f) participated in the negotiations of the terms and conditions of the Specified Agreements with Advantage and its representatives; and

g) performed such other studies and analyses and considered such other factors as we have deemed appropriate.

Fox-Pitt, Kelton has assumed and relied upon, without independent verification, the accuracy and completeness of all of the financial and other information it has reviewed for the purposes of providing this opinion and has not assumed any responsibility for independent verification of such information. Fox-Pitt, Kelton has not assumed any responsibility for any independent valuation or appraisal of the assets and liabilities of The MIIX Group or Advantage nor has it been furnished with any such valuation or appraisal. Fox-Pitt, Kelton has further relied upon the assurances of the management of The MIIX Group that it is unaware of any facts that would make any of the information provided to or reviewed by Fox-Pitt, Kelton incomplete or misleading.

With respect to the financial projections made available to Fox-Pitt, Kelton and used in its analysis, Fox-Pitt, Kelton has assumed that they have been reasonably prepared by the management of The MIIX Group on bases reflecting the best currently available estimates and judgments of the future financial performance of Advantage in accordance with the terms of the Business Plan. Fox-Pitt, Kelton expresses no view as to such projections or the assumptions on which they are based. Fox-Pitt, Kelton has assumed that the transactions described in the Specified Agreements will be consummated on the terms set forth therein without material waiver or modification. Fox-Pitt, Kelton's opinion is necessarily based upon economic, market and other conditions as they exist and can be evaluated on August 28, 2002.

For purposes of rendering this opinion, Fox-Pitt, Kelton has assumed that, in all respects material to its analysis, (i) the representations and warranties of The MIIX Group and Advantage to be contained in the
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The MIIX Group, Inc.
Board of Directors                                                        Page 3
August 28, 2002


Specified Agreements are or, as of the date of execution of the Specified Agreements, will be, true and correct; and (ii) The MIIX Group and Advantage will each perform all of the covenants and agreements to be performed respectively by them as set forth in the Specified Agreements and all conditions to the obligations of the parties thereto will be satisfied without any waiver thereof. Fox-Pitt, Kelton has also assumed that all material governmental, regulatory or other approvals and consents required in connection with the consummation of the Transactions will be obtained and that in connection with obtaining any necessary governmental, regulatory or other approvals and consents, or any amendments, modifications or waivers to any agreements, instruments or orders to which either The MIIX Group or Advantage is a party or is subject or by which it is bound, no limitations, restrictions or conditions will be imposed, or amendments, modifications or waivers made that materially reduce the contemplated benefits of the Transactions to The MIIX Group.

Fox-Pitt, Kelton has been retained by The MIIX Group as an independent contractor and has acted as financial advisor to The MIIX Group in connection with the Transactions. Fox-Pitt, Kelton will be paid a fee for its services as financial advisor to The MIIX Group in connection with the Transactions. Fox-Pitt, Kelton is not acting as a fiduciary or agent for the shareholders of The MIIX Group and no duties associated with such a relationship are created or intended to be created by the provision of this opinion to the Board of Directors of The MIIX Group.

Fox-Pitt, Kelton is a full-service securities firm and as such it or its affiliates may from time to time effect transactions, for its or their own account or the account of customers, and hold positions in securities or options on securities of The MIIX Group or its affiliates. Furthermore, Fox-Pitt, Kelton is a member of the Swiss Reinsurance Company group of companies (the "Group") and from time to time other members of the Group may be engaged in transactions involving The MIIX Group or MAIC, or their respective affiliates or other companies engaged in or contemplating transactions with The MIIX Group or MAIC or their respective affiliates.

This letter is solely for the information of the Board of Directors of The MIIX Group and is not intended to confer any rights or remedies upon any other entity or persons and may not be used for any other purpose without the prior written consent of Fox-Pitt, Kelton. This opinion is limited to the fairness of the Consideration, from a financial point of view, to The MIIX Group. FOX-PITT, KELTON EXPRESSES NO OPINION AS TO THE MERITS OF THE UNDERLYING DECISION BY THE MIIX GROUP TO PUT ITS SUBSIDIARY, MIIX INSURANCE COMPANY, INTO VOLUNTARY, SOLVENT RUN-OFF, OR AS TO THE VALUE ASSOCIATED WITH SUCH RUN-OFF, OR AS TO ANY OTHER ASPECTS OF THE BUSINESS PLAN OTHER THAN THOSE SPECIFICALLY ENUMERATED ABOVE. IN ADDITION, FOX-PITT, KELTON EXPRESSES NO OPINION AS TO THE MERITS OF THE UNDERLYING DECISION TO FORM ADVANTAGE.

Based upon and subject to the foregoing, Fox-Pitt, Kelton is of the opinion that the Consideration is fair, from a financial point of view, to The MIIX Group.

Very truly yours,

/s/ FOX-PITT, KELTON INC.

FOX-PITT, KELTON INC.